UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): February 25, 2026

CVR PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35120	56-2677689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	UAN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
CVR Partners, LP (the “Partnership”) deeply regrets to disclose that Brian A. Goebel, a member of the Board of Directors of the Partnership’s general partner (the “Board”), passed away on February 20, 2026. Mr. Goebel joined the Board in October 2025. Mr. Goebel, an independent director, served as a member and chair of the Board’s Audit Committee, as well as a member of the Board’s Compensation Committee and Environmental, Health & Safety Committee at the time of his passing.
Following Mr. Goebel’s death, the Board has been reduced to five members, two of whom are independent directors. The Audit Committee has been reduced to two members, both of whom are independent directors. As a result, the Partnership is no longer compliant with Section 303A.07(a) of the New York Stock Exchange (“NYSE”) Listed Company Manual (the “Listed Company Manual”), which requires that the audit committee of an NYSE-listed company consist of at least three members, each of whom is an independent director.
The Partnership notified the NYSE of Mr. Goebel’s passing and the resulting non-compliance with the Listed Company Manual on February 25, 2026. On March 3, 2026, the Partnership received notice from the NYSE that it became non-compliant with the audit committee requirement set forth in Listed Company Manual Section 303A.07(a) as a result of Mr. Goebel’s death. The Partnership has initiated a search for a new independent director to join the Board and the Audit Committee and expects to announce a replacement as soon as reasonably practicable. Upon appointing a new member of the Audit Committee that meets the independence requirements of Section 10A of, and Rule 10A-3 under, the Securities Exchange Act of 1934, as amended, and Section 303A.02 of the Listed Company Manual, the Partnership will regain compliance with the applicable NYSE listing standard.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2026

CVR Partners, LP
By: CVR GP, LLC, its general partner

By:	/s/ Melissa M. Buhrig
Melissa M. Buhrig
Executive Vice President, General Counsel and Secretary